As filed with the Securities and Exchange Commission on April 17, 2020

1933 Act Registration No. 033-43089

1940 Act Registration No. 811-06431

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 77	☒
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 79	☒

AMG FUNDS II

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 548-4539

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☒	on June 19, 2020 pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund), a series of AMG Funds II (the “Trust”). The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other series of the Trust.

AMG Funds
Prospectus
[  ], 2020

AMG GW&K Global Allocation Fund
(formerly AMG Chicago Equity Partners Balanced Fund)
Class N: MBEAX	Class I: MBESX	Class Z: MBEYX
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
[P000-0000]

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3-8	Summary of The Fund AMG GW&K Global Allocation Fund

9-16	Additional Information About the Fund
AMG GW&K Global Allocation Fund
Summary of the Fund’s Principal Risks
 Other Important Information About the Fund and its Investment Strategies and Risks
Fund Management

17-25	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

29-30	Financial Highlights AMG GW&K Global Allocation Fund

33	How To Contact Us

AMG Funds	1

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Summary of The Fund

AMG GW&K Global Allocation Fund
(formerly AMG Chicago Equity Partners Balanced Fund)
Investment Objective
The AMG GW&K Global Allocation Fund’s (the “Fund” or “GW&K Global Allocation Fund”) investment objective is to achieve long-term capital appreciation with moderate current income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.31%	0.41%	0.31%
Total Annual Fund Operating Expenses	1.16%	1.01%	0.91%
Fee Waiver and Expense Reimbursements[2]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.06%	0.91%	0.81%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$117	$357	$627	$1,399
Class I	$101	$309	$545	$1,225
Class Z	$ 90	$276	$491	$1,107
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will generally invest 55-65% of its net assets in equity securities and invest the remainder of its assets in fixed income securities, cash and cash equivalents. GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) takes an active approach to managing global equity and fixed income investments and seeks to manage risk through diversification, in-depth research and a focus on quality.
The equity portion of the Fund is invested primarily in a diversified global portfolio of equity securities, including common and preferred stocks, convertible securities, exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies. The equity portion of the Fund may be invested across regions, including in developed and emerging markets, market capitalization ranges, investment styles and sectors. The Fund may invest in companies of any size. With respect to equities, GW&K believes that earnings growth combined with high returns on capital can lead to attractive

AMG Funds	3

Summary of The Fund

returns over the long term. GW&K’s fundamental research process analyzes a company’s market positioning, growth profile, financial strength, management team strength and valuation. GW&K seeks to construct a focused portfolio of equity securities issued by companies that GW&K believes are growing and competitively advantaged and that generate sustainable earnings growth and return on capital.
Under normal circumstances, the Fund will generally invest 35-45% of its net assets in fixed income securities (including cash and cash equivalents). The fixed income portion of the Fund may invest in a wide range of domestic and foreign fixed income securities, including securities issued by any of the following: public and private companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities, including issuers in emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities, including agency mortgage-backed securities. The fixed income portion of the Fund may include non-U.S. dollar denominated fixed income securities as well fixed income securities payable in U.S. dollars that are issued in the United States by foreign banks and corporations. With respect to fixed income, GW&K actively manages the portfolio across multiple fixed income sectors in order to take advantage of what GW&K believes are relative value opportunities in changing market conditions. GW&K seeks quality in the fixed income sectors in which the Fund invests, including with respect to high yield investments. GW&K’s investment process involves fundamental credit research and GW&K’s analysis of how the Fund’s potential investments are affected by material environmental, social and governance (“ESG”) factors. In selecting potential fixed-income investments for the Fund, GW&K uses top-down research that focuses on managing duration, sector allocation, credit quality and yield curve, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis.
Based on GW&K’s investment outlook, the Fund may invest up to 30% of its net assets in below-investment grade securities (commonly known as “junk bonds” or “high yield securities”) (those rated below Baa/BBB by Moody’s Investors Service, Inc. or S&P Global Ratings, respectively) that GW&K believes do not involve undue risk to income or principal. Incorporating fundamental credit and market analysis, GW&K typically invests the Fund’s assets in bonds with 1- to 30- year maturities.
Under normal circumstances, the Fund will invest at least 35% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. If, in the view of GW&K, market conditions are not favorable, the Fund may invest less than 35% of its net assets in investments economically tied to countries other than the U.S. The Fund considers a company to be non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. To gain exposure to foreign issuers, the Fund may invest in ETFs.
While GW&K has significant flexibility to adjust the Fund’s asset allocation, under normal circumstances, tactical adjustments among the Fund’s weightings are normally expected to be in the range of 5-10% of the Fund’s anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities. The Fund may invest more than 65% of its net assets in equities if GW&K considers conditions in the stock market to be more favorable than those in the bond market. In addition, the Fund may invest more than 45% of its net assets in fixed income securities and cash or cash equivalents, or other securities or instruments that GW&K considers less risky, with less than 55% of the Fund’s net assets invested in equities if GW&K considers conditions in the bond market to be more favorable than those in the stock market.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Asset Allocation Risk—the Fund’s investments may not be allocated to the best performing asset classes.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ

4	AMG Funds

Summary of The Fund

from those associated with investments in U.S. issuers and may result in greater price volatility.
Debt Securities Risk—the value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.
Asset-Backed and Mortgage-Backed Securities Risk— investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.
Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.
Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

AMG Funds	5

Summary of The Fund

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad based securities market indices and to a composite index, which more accurately reflects the composition of the Fund's portfolio.
As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. As of April 17, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Global Allocation Fund,” adopted its current investment strategies and began comparing its performance to the MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index. The Fund’s performance information for periods prior to April 17, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The performance information of the Fund’s Class N shares (formerly Investor Class shares, which were renamed Class N shares on October 1, 2016 (formerly Class A shares, which were renamed Investor Class shares on December 1, 2012)) in the bar chart, and for periods prior to December 1, 2012 in the table below, does not reflect the impact of any previously imposed front end or deferred sales charges (loads) that were in effect until December 1, 2012. Effective October 1, 2016, outstanding Service Class and Institutional Class shares of the Fund were renamed Class I and Class Z shares, respectively. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 7.28% (1st Quarter 2012)
Worst Quarter: -9.89% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG GW&K Global Allocation Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	16.96%	7.00%	8.88%	—
Class N Return After Taxes on Distributions	15.25%	5.76%	7.39%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	11.03%	5.22%	6.82%	—
Class I Return Before Taxes	17.17%	7.16%	—	8.80%
Class Z Return Before Taxes	17.21%	7.26%	9.16%	—
MSCI ACWI Index[2] (reflects no deduction for fees, expenses, or taxes)	26.60%	8.41%	8.79%	9.95%
60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	16.49%	5.52%	5.82%	5.71%
Bloomberg Barclays Global Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	6.84%	2.31%	2.48%	1.28%
Bloomberg Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%	2.66%

6	AMG Funds

Summary of The Fund

Average Annual Total Returns as of 12/31/19 (continued)
AMG GW&K Global Allocation Fund	1 Year	5 Years	10 Years	Since Inception[1]
60% Russell 1000/40% Bloomberg Barclays U.S. Aggregate Bond[2] (reflects no deduction for fees, expenses, or taxes)	22.13%	8.31%	9.87%	9.92%
Russell 1000® Index[2] (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	13.54%	14.59%
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I shares on November 30, 2012.
[2]	The MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index replaced the Russell 1000® Index, 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Aggregate Bond Index as the Fund’s benchmarks on April 17, 2020 because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund’s current investment strategies.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW& K Investment Management, LLC (pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive agreement)
Portfolio Managers
Asset Allocation Team
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K;
Portfolio Manager of the Fund since April 2020.
William P. Sterling, PhD
Global Strategist of GW&K;
Portfolio Manager of the Fund since April 2020.
Equity Team
Aaron C. Clark, CFA
Principal and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since April 2020.
Thomas A. Masi, CFA
Vice President and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since April 2020.
Fixed Income Team
Mary F. Kane, CFA
Partner and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since April 2020.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

AMG Funds	7

Summary of The Fund

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	AMG Funds

Additional Information About the Fund

AMG GW&K Global Allocation Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses  and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
GW& K serves as the subadviser to the Fund and manages the allocation of assets between equities and fixed income securities, and also manages the individual security selection.
Asset allocation determinations for the Fund will be determined by GW&K’s Asset Allocation Committee, which is comprised of selected members of the firm’s Investment Policy Committee, including the portfolio managers of the Fund. The Asset Allocation Committee monitors relative value opportunities among and within the various asset classes and seeks anomalies that may create opportunities to tactically adjust the Fund’s weightings among equities, fixed income and cash. While the Committee has significant flexibility to adjust the Fund’s asset allocation, under normal circumstances, tactical adjustments among the Fund’s weightings are normally expected to be in the range of 5-10% of the Fund’s anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.
When deciding which equity securities to buy and sell, GW&K typically:
•	Uses fundamental research that focuses on:
—	Market Positioning
—	Growth Profile
—	Financial Strength
—	Company Management
—	Valuation
When deciding which fixed income securities to buy and sell, GW&K typically:
•	Uses top-down macroeconomic analysis that focuses on managing:
—	Duration
—	Sector Allocation
—	Credit Quality
—	Yield Curve
•	Uses bottom-up security selection research that focuses on:
—	Fundamental Analysis
—	Valuation Analysis
—	Technical Analysis
—	ESG Factor Analysis
The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting
PORTFOLIO MANAGERS
Daniel L. Miller, CFA
Partner and Director of Equities
William P. Sterling, PhD
Global Strategist
Aaron C. Clark, CFA
Principal and Portfolio Manager
Thomas A. Masi, CFA
Vice President and Portfolio Manager
Mary F. Kane, CFA
Partner and Portfolio Manager
See “Fund Management” below for more information on the lead portfolio managers.

AMG Funds	9

Additional Information About the Fund

AMG GW&K Global Allocation Fund (CONTINUED)
from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Seeking an opportunity for additional returns from a portfolio that holds both equities and fixed income securities.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class I shares are authorized to pay up to 0.10% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. Effective October 1, 2016, outstanding Investor Class, Service Class and Institutional Class shares of the Fund were renamed Class N, Class I and Class Z shares, respectively. The information in the bar chart is for Class N shares of the Fund. Class I and Class Z shares would have similar returns as Class N shares because all of the classes are invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information for Class N shares of the Fund in the bar chart, and for periods prior to December 1, 2012 in the Average Annual Total Returns table, does not reflect the impact of the sales charges (loads) that were in effect until December 1, 2012. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

10	AMG Funds

Additional Information About the Fund

Summary of the Fund’s Principal Risks
This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of the Prospectus. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.
ASSET ALLOCATION RISK
Funds that invest in a broad array of asset classes may be subject to asset allocation risk. These funds may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equity-related investments when the stock market is falling and the fixed income market is rising. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.
MARKET RISK
Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to economic, political, or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions and other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or net asset value.
EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
FOREIGN INVESTMENT RISK
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
Debt SECURITIES RISK
The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the

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Additional Information About the Fund

Summary of the Fund’s Principal Risks (CONTINUED)
value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Asset-Backed and Mortgage-Backed Securities Risk
Asset-backed and mortgage-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables, or in the case of mortgage-backed securities, a pool of mortgages. The Fund’s investments in asset-backed or mortgage-backed securities are subject to the risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default to a greater extent than many other types of fixed income investments. Some of these securities may have additional risk because they may receive little or no collateral protection from the underlying assets.
CREDIT RISK
An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations. This risk of default is present not only for companies, but also for states, cities, counties and political subdivisions thereof that issue bonds or other debt securities. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in an issuer’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
CURRENCY RISK
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
ESG Investing RISK
Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.
Extension Risk
During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
GROWTH STOCK RISK
The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in

12	AMG Funds

Additional Information About the Fund

Summary of the Fund’s Principal Risks (CONTINUED)
other broad style categories (and the stock market as a whole) during given periods.
HIGH portfolio turnover RISK
The Fund may engage in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These costs related to increased portfolio turnover may adversely affect Fund performance, and the sale of securities by the Fund may increase a shareholder’s tax liability.
HIGH YIELD RISK
Funds that invest in below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than a fund that invests in higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.
INFLATION RISK
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future, as inflation decreases the present value of future payments.
INTEREST RATE RISK
Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
LARGE-CAPITALIZATION STOCK RISK
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
LIQUIDITY RISK
Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at favorable times or prices or may have to sell them at a loss. For example, investments in non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
ManagEment RISK
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. The Fund’s Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result. To the extent the Fund’s Subadviser uses quantitative analyses or models, any imperfections, errors or limitations in such analyses or models could affect the Fund’s performance or the ability of the Subadviser to implement its strategies. In particular, with respect to limitations in such analyses or models, the analyses and models may make simplifying assumptions that limit their effectiveness, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate or does not include the most recent information about a company or a security.

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Additional Information About the Fund

Summary of the Fund’s Principal Risks (CONTINUED)
MID-CAPITALIZATION STOCK RISK
The stocks of mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of mid-capitalization companies are out of favor.
Municipal market RISK
Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.
Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.
POLITICAL RISK
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
PREPAYMENT RISK
Prepayment risk is the risk that a debtor will exercise its right to pay back a bond or other fixed income security held by the Fund earlier than expected or required. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), in which case the Fund may have to reinvest prepayment proceeds in securities with lower yields, resulting in a decline in the Fund’s income. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
REINVESTMENT RISK
As debtors pay principal or interest on a bond or other fixed income security held by the Fund, there is no guarantee that the Fund will be able to reinvest these payments and receive rates equal to or better than its original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, if the Fund purchases a 30-year, 5% coupon bond, it can anticipate that it will receive a 5% return on its original capital, but unless it can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk.
SECTOR RISK
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors.
small-capitalization stock RISK
The stocks of small-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
U.S. GOVERNMENT SECURITIES RISK
Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as FNMA, FHLMC, and FHLBs, are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.

14	AMG Funds

Additional Information About the Fund

Summary of the Fund’s Principal Risks (CONTINUED)
VALUE STOCK RISK
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value.
Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Other Important Information About the Fund and its Investment Strategies and Risks

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information, dated [  ], 2020, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVE
The Fund’s investment objective may be changed without shareholder approval and without prior notice.
TEMPORARY DEFENSIVE MEASURES
From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
The Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI, which is available on the Fund's website at www.amgfunds.com.

Fund Management

The Fund is a series of AMG Funds II, a Massachusetts business trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Fund has three classes of shares: Class N, Class I and Class Z.
The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of GW&K, the subadviser of the Fund. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Fund for its services as distributor.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment subadvisers to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisers for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
GW& K has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on April 17, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory

AMG Funds	15

Additional Information About the Fund

Fund Management (CONTINUED)
Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2019, had assets under management of approximately $42.155 billion. AMG indirectly owns a majority interest in GW&K.
The Fund is managed by a team of portfolio managers at GW&K that has jointly managed the Fund since April 2020: Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.
Messrs. Miller and Sterling are the portfolio managers jointly and primarily responsible for asset allocation. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Sterling serves as Global Strategist at GW&K, a position he has held since 2019. Previously, Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy Global Advisors, LP (“Trilogy”) since 1999.
Messrs. Clark and Masi are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Clark serves as Principal and Portfolio Manager of GW&K, positions he has held since 2015. Mr. Clark began his investment career in 1992. Prior to joining GW&K in 2015, he was a Principal and Portfolio Manager at Tetrem Capital Management with responsibility for U.S. Value and U.S. Dividend mandates as well as a Canadian Dividend Fund. Prior to that, he served as a portfolio manager at Pioneer Investments as part of their value equities team, and at Morgan Stanley Investment Company, where he co-managed a Dividend Growth Fund. Before becoming a portfolio manager, Mr. Clark was an equity analyst at Prudential Securities and Gerard Klauer Mattison with a primary focus on companies in the financial services sector. Mr. Masi serves as Vice President and Portfolio Manager at GW&K, positions he has held since 2019. Previously, Mr. Masi served as a Senior Portfolio Manager and Director of Research at Trilogy since 2004.
Ms. Kane is the portfolio manager primarily responsible for the fixed income portion of the Fund. Ms. Kane is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.60% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to GW&K. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
In addition to the expense limitation for the Fund discussed under “Fees and Expenses of the Fund” above, from time to time in the future GW&K may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee.
ADDITIONAL INFORMATION
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30. A discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreement between the Investment Manager and the Subadviser will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending June 30, 2020.
Additional information regarding other accounts managed by the portfolio managers, their compensation, and ownership of Fund shares is available in the Fund’s SAI.
The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment manager, subadvisers, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

16	AMG Funds

Shareholder Guide

Your Account
You may invest in the Fund by purchasing Class N, Class I, or Class Z shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Class N shares of the Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and Class I shares may also bear shareholder servicing fees. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Class N shares are expected to have lower total returns than Class I shares and Class Z shares, and Class I shares are expected to have lower total returns than Class Z shares. In all other material aspects, the Class N, Class I and Class Z shares are the same, each share representing a proportionate interest in the Fund. Each class of shares is subject to a minimum investment amount, as described below.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. The Board of Trustees has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

AMG Funds	17

Shareholder Guide

Choosing a Share Class
Investors may choose among three share classes when investing in the Fund:
•	Class N
•	Class I
•	Class Z
The classes differ in expense structure and eligibility requirements. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Class N Shares
Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.
Class I Shares
Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV. Shareholders may bear shareholder servicing fees of up to 0.10% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.
Class Z Shares *
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class Z shares do not pay distribution (12b-1) fees.
* Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Fund may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. Shareholder servicing fees are paid out of the assets of Class I shares on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Class I shares. These payments are made pursuant to written agreements between the
Financial Intermediaries and the Investment Manager, the Distributor and/or the Fund. Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of the Fund are available in other share classes that have different fees and expenses.
The Investment Manager, the Subadviser and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, the Investment

18	AMG Funds

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Investing Through an Intermediary (CONTINUED)
Manager, the Subadviser and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadviser and/or the Distributor, as applicable, not by the Fund or its shareholders, and will not change the NAV or the price of the Fund’s shares.
You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadviser and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges and which share class(es) you are eligible to purchase.

Distribution and Service (12b-1) Fees

The Fund has adopted a Plan of Distribution under Rule 12b-1 (a 12b-1 Plan) for Class N shares that allows the Fund to pay the Distributor and Financial Intermediaries for selling and distributing Class N shares (for example, for sales, marketing, and promotional activities and to cover related expenses) and for providing service to shareholders of Class N shares. Because 12b-1 fees are deducted from the net assets of Class N on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its application, and the Trust may require further identifying documentation. The Trust also must maintain and update identifying information and conduct monitoring to identify and report suspicious transactions. If the Trust is unable to verify the information shortly after your account is opened or within a reasonable amount of time after a request for updated information, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
BUYING AND SELLING Fund SHARES
You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
The Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order if redemption proceeds are sent by wire. If redemption proceeds are sent by check via express mail or Automated Clearing House (“ACH”), the Fund typically expects to pay out redemption proceeds within two business days after a redemption request is received in good order. If redemption proceeds are sent by check via regular mail, the Fund typically expects to pay out redemption proceeds within five to seven business days after a redemption request is received in good order.
If you sell shares of the Fund, the Fund will send your check to the address we have on file for your account. A request to send a check to any other address or a third party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. ACH transactions are also subject to a 15 calendar day holding period. The Fund may delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including interfund lending) that may be available from time to time.
The Fund may pay all or a portion of redemption proceeds with in-kind distributions of portfolio securities when such action is in the best interest of the Fund. For example, a shareholder may

AMG Funds	19

Shareholder Guide

Transaction Policies (CONTINUED)
request a redemption in-kind to avoid any disruption in market exposure, or a redemption may be so relatively large that a redemption in-kind is most appropriate. The securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees. A redeeming shareholder may receive less for them than the price at which they were valued for purposes of the redemption.
During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

INVESTMENT MINIMUMS
Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.
Share Class	Initial Investment	Additional Investments
Class N:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class I:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Class Z:
• Regular Accounts	$5,000,000	$1,000
• Individual Retirement Accounts (Direct Accounts Only)	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); a trust or plan established primarily for the benefit of any of the foregoing persons; certain omnibus accounts, mutual fund advisory platforms and fee-based investment platforms via a custodian or clearing firm (Class I shares); and certain qualified retirement plans, such as 401(k) plans, 403(b) plans and 457 plans. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

20	AMG Funds

Shareholder Guide

How to Buy or Sell Shares
	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares* †...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $100,000 for Class N and Class I shares and less than $250,000 for Class Z shares)
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at www.amgfunds.com (Internet redemptions are available only for redemptions of less than $100,000 for Class N and Class I shares and less than $250,000 for Class Z shares)
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $100,000 and over for Class N and Class I shares and $250,000 and over for Class Z shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. Telephone and Internet redemptions are available only for redemptions that are below $100,000 for Class N and Class I shares and below $250,000 for Class Z shares.

AMG Funds	21

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadviser intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $100,000 or more worth of Class N or Class I shares or $250,000 or more worth of Class Z shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.
LIMITATIONS ON THE FUND
The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after the Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
The Fund or the Fund’s transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
In connection with the Trust’s anti-money laundering efforts, the Trust also may redeem Fund shares at their net asset value and close a shareholder’s account if a shareholder fails to timely provide the Trust with any requested documentation or information, the Trust is unable to verify such documentation or information within a reasonable amount of time, or the Trust is otherwise required by law to redeem Fund shares.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Fund's portfolio, increase the Fund's expenses, and have a negative impact on the Fund's performance. There may be additional risks due to frequent trading activities. As described previously, the Fund has adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund's transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund's transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

22	AMG Funds

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
Limiting Trades
The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a Financial Intermediary that violate the Fund's frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the Financial Intermediary has received them.
Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Fund's ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, you also may exchange your shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of the Fund through the Investment Manager.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact

AMG Funds	23

Shareholder Guide

Investor Services (CONTINUED)
the Fund at 800.548.4539, or consult your Financial Intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Fund normally declares and pays any income dividends quarterly and pays net realized capital gains distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election at any time by giving the Fund written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended, as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.
The Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and the Fund meet certain holding period and other requirements.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of the Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
The Fund's investments in foreign securities, if any, may be subject to foreign taxes. In that case, the Fund’s return on those securities would generally be decreased. The application of certain foreign taxes, including withholding taxes, may be unclear. If more than 50% of the value of the Fund’s total assets at the close of a taxable

24	AMG Funds

Shareholder Guide

Certain Federal Income Tax Information (CONTINUED)
year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If the Fund is eligible to and does so elect, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or if you itemize deductions and so choose, a deduction), for such amounts on your U.S. federal income tax return, subject to certain limitations. If the Fund is not eligible to or does not so elect, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income.
In addition, certain of the Fund’s investments, including certain debt instruments and foreign securities could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

AMG Funds	25

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Financial Highlights

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information below is derived from the Fund’s Financial Statements, and has been audited by [ ], an independent registered public accounting firm, whose report is included in the Fund’s Annual Report, which is available upon request.
AMG GW&K Global Allocation Fund
	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016 [1]	2015
Net Asset Value, Beginning of Year	$15.45	$17.03	$15.45	$14.92	$15.09
Income (loss) from Investment Operations:
Net investment income[2,3]	0.25	0.18	0.10	0.14 [4]	0.10 [5]
Net realized and unrealized gain (loss) on investments	2.35	(0.67)	2.30	0.54	0.23
Total income (loss) from investment operations	2.60	(0.49)	2.40	0.68	0.33
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.16)	(0.11)	(0.14)	(0.11)
Net realized gain on investments	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)
Total distributions to shareholders	(1.01)	(1.09)	(0.82)	(0.15)	(0.50)
Net Asset Value, End of Year	$17.04	$15.45	$17.03	$15.45	$14.92
Total Return[3,6]	16.96%	(2.89)%	15.54%	4.59%	2.19%
Ratio of net expenses to average net assets[7]	1.08%	1.08%	1.09%	1.08%	1.08%
Ratio of gross expenses to average net assets[8]	1.16%	1.15%	1.14%	1.25%	1.36%
Ratio of net investment income to average net assets[3]	1.51%	1.02%	0.63%	0.94%	0.64%
Portfolio turnover	123%	80%	75%	119%	105%
Net assets end of Year (000's) omitted	$69,774	$75,271	$74,315	$92,502	$94,476

	For the fiscal years ended December 31,
Class I	2019	2018	2017	2016 [1]	2015
Net Asset Value, Beginning of Year	$15.60	$17.19	$15.59	$15.05	$15.23
Income (loss) from Investment Operations:
Net investment income[2,3]	0.28	0.21	0.13	0.17 [4]	0.12 [5]
Net realized and unrealized gain (loss) on investments	2.38	(0.68)	2.31	0.54	0.23
Total income (loss) from investment operations	2.66	(0.47)	2.44	0.71	0.35
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.19)	(0.13)	(0.16)	(0.14)
Net realized gain on investments	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)
Total distributions to shareholders	(1.04)	(1.12)	(0.84)	(0.17)	(0.53)
Net Asset Value, End of Year	$17.22	$15.60	$17.19	$15.59	$15.05
Total Return[3,6]	17.17%	(2.77)%	15.71%	4.79%	2.29%
Ratio of net expenses to average net assets[7]	0.93%	0.92%	0.94%	0.93%	0.93%
Ratio of gross expenses to average net assets[8]	1.01%	0.99%	0.99%	1.10%	1.21%
Ratio of net investment income to average net assets[3]	1.66%	1.18%	0.78%	1.09%	0.80%
Portfolio turnover	123%	80%	75%	119%	105%
Net assets end of Year (000's) omitted	$173,575	$166,554	$114,913	$75,890	$60,798

AMG Funds	29

Financial Highlights

	For the fiscal years ended December 31,
Class Z	2019	2018	2017	2016 [1]	2015
Net Asset Value, Beginning of Year	$15.60	$17.19	$15.58	$15.05	$15.22
Income (loss) from Investment Operations:
Net investment income[2,3]	0.30	0.22	0.15	0.18 [4]	0.14 [5]
Net realized and unrealized gain (loss) on investments	2.37	(0.67)	2.32	0.54	0.23
Total income (loss) from investment operations	2.67	(0.45)	2.47	0.72	0.37
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.21)	(0.15)	(0.18)	(0.15)
Net realized gain on investments	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)
Total distributions to shareholders	(1.06)	(1.14)	(0.86)	(0.19)	(0.54)
Net Asset Value, End of Year	$17.21	$15.60	$17.19	$15.58	$15.05
Total Return[3,6]	17.21%	(2.68)%	15.90%	4.82%	2.44%
Ratio of net expenses to average net assets[7]	0.83%	0.83%	0.84%	0.83%	0.83%
Ratio of gross expenses to average net assets[8]	0.91%	0.90%	0.89%	1.00%	1.09%
Ratio of net investment income to average net assets[3]	1.76%	1.27%	0.88%	1.20%	0.89%
Portfolio turnover	123%	80%	75%	119%	105%
Net assets end of Year (000's) omitted	$8,358	$8,429	$7,060	$5,796	$1,709

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for Class N, Class I and Class Z shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes reduction from broker recapture amounting to 0.01% for the fiscal years ended December 31, 2019 and 2018, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2017, 2016 and 2015, respectively.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

30	AMG Funds

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How To Contact Us

AMG GW&K GLOBAL ALLOCATION FUND
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
203.299.3500 or 800.548.4539
SUBADVISER
GW& K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
DISTRIBUTOR
AMG Distributors, Inc.
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
CUSTODIAN
The Bank of New York Mellon
Mutual Funds Custody
111 Sander Creek Parkway 2nd Floor
East Syracuse, New York 13057
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
Edward J. Kaier
Kurt A. Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria L. Sassine
Thomas R. Schneeweis

AMG Funds	33

AMG Funds
Prospectus
[ ], 2020

Where to find additional information
The Fund's Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To request free copies of these materials or to make other inquiries, please contact the Fund:
•	By telephone: 800.548.4539
•	By mail: AMG Funds 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Fund, including the Fund's current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund's SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov.
© 2020 AMG Funds LLC
Investment Company Act Registration Number 811-06431

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P000-0000

AMG FUNDS II

AMG GW&K GLOBAL ALLOCATION FUND

(AMG Chicago Equity Partners Balanced Fund)

CLASS N: MBEAX

CLASS I: MBESX

CLASS Z: MBEYX

STATEMENT OF ADDITIONAL INFORMATION

DATED [            ], 2020

You can obtain a free copy of the prospectus for AMG GW&K Global Allocation Fund (the “Fund”), dated [            ], 2020, as supplemented from time to time (the “Prospectus”), by calling AMG Funds LLC (the “Investment Manager”) at (800) 548-4539 or by visiting the Fund’s website at www.amgfunds.com. The Fund’s Prospectus provides basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund’s Prospectus.

The Fund’s audited financial statements for the fiscal year ended December 31, 2019 and the related Notes to the Financial Statements for the Fund, as well as the Report of Independent Registered Public Accounting Firm from the Fund’s Annual Report for the fiscal year ended December 31, 2019, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Fund’s Annual and Semi-Annual Reports are available without charge, upon request, by calling the Fund at (800) 548-4539 or by visiting the Fund’s website at www.amgfunds.com or the Securities and Exchange Commission’s website at www.sec.gov.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG GW&K Global Allocation Fund (the “Fund”). The Fund is a series of shares of beneficial interest of AMG Funds II, a Massachusetts business trust (the “Trust”), and part of the AMG Funds Family of Funds, a fund complex comprised of [50] different funds, each having distinct investment management objectives, strategies, risks and policies (the “AMG Fund Complex”). The Trust was organized on October 3, 1991.

The Fund has established three classes of shares: Class N, Class I and Class Z. Effective October 1, 2016, existing Investor Class, Service Class and Institutional Class shares of the Fund were renamed Class N, Class I and Class Z, respectively.

Effective April 28, 2014, Managers AMG Chicago Equity Partners Balanced Fund changed its name to AMG Chicago Equity Partners Balanced Fund. Effective April 17, 2020, AMG Chicago Equity Partners Balanced Fund changed its name to AMG GW&K Global Allocation Fund.

Effective April 28, 2014, Managers Trust II changed its name to AMG Funds II and the Fund’s investment manager changed its name from Managers Investment Group LLC to AMG Funds LLC.

This SAI describes the financial history, management and operation of the Fund, as well as the Fund’s investment objective and policies. It should be read in conjunction with the Fund’s current prospectus, dated [            ], 2020, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

AMG Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadviser” or “Subadvisers”) to manage the Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisers and researches any potential new Subadvisers for the Fund. See “Management of the Fund” for more information.

Investments in the Fund are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and the Fund is a diversified series of the Trust.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. The Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

(1)	Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

The Fund also invests in mortgage-backed securities, which are asset-backed securities associated with mortgage loans. Mortgage-backed securities and the risks associated with them are discussed under “Mortgage-Related Securities” below.

(2)	Below Investment Grade Securities

In General. The Fund may invest in below investment grade securities, subject to any limitations set forth in the Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by S&P Global Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality, as determined by the Fund’s Subadviser. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for future purchase by the Fund. The Fund may continue to hold such a security after its rating has been reduced.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value (“NAV”).

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of the Fund’s investment objective may be more dependent on the Fund’s Subadviser’s own credit analysis than is the case for higher rated securities. Although the Fund’s Subadviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Fund’s Subadviser performs research and independently assesses the value of particular securities relative to the market. The Fund’s Subadviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Fund’s Subadviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact the Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Fund’s Subadviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

The Fund may invest up to 30% of its net assets in below investment grade securities.

(3)	Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, the Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of the Fund, has entered into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to the Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. The Fund may borrow up to 5% of its total assets under the interfund lending program. Please see “Interfund Lending” below for more information. If the

Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. If the Fund borrows to invest in securities and the related gains from the investment and/or any hedging activity exceed the cost of borrowing and/or losses on hedging, the NAV of the shares will rise more than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4)	Cash Equivalents

The Fund may invest in cash equivalents to the extent that such investments are consistent with the Fund’s investment objective, policies and restrictions, and as discussed in the Fund’s Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Obligations of Domestic and Foreign Banks—General. The Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

Restrictions on Investments in Banking and Savings Industry Obligations. The Fund will not invest in obligations issued by a commercial bank or S&L unless:

1.    The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or S&P, or, if the institution has no outstanding securities rated by Moody’s or S&P, it has, in the determination of the Fund’s Subadviser, similar creditworthiness to institutions having outstanding securities so rated;

2.    In the case of a U.S. bank or S&L, its deposits are federally insured; and

3.    In the case of a foreign bank, the security is, in the determination of the Fund’s Subadviser, of an investment quality comparable with other debt securities that may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

(5)	Collateralized Bond Obligations

A collateralized bond obligation (“CBO”) is a type of asset-backed security. Specifically, a CBO is a bond which is backed by a diversified pool of high risk, high yield fixed-income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

(6)	Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(7)	Corporate and Other Debt Securities

The Fund, subject to its applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(8)	Depositary Receipts

The Fund may invest in depositary receipts, including, but not limited to, Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Non-Voting

Depositary Receipts (“NVDRs”). GDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. EDRs are European receipts evidencing a similar arrangement. NVDRs are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. The Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

(9)	Derivative Instruments

The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful. The Fund may use some of the following derivative instruments for hedging purposes.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, the Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, the Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through major commodity brokers. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market, as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract. Interest rate futures contracts may be purchased on debt securities such as U.S. Treasury bills and bonds, Eurodollar instruments, U.S. Treasury notes and interest rate swaps.

The Fund may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by the Fund. The Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When the Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant. This amount may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by the Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund may earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

Limitations on Use of Futures and Options on Futures. The Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, the Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to segregate or earmark liquid assets in an amount equal to the Fund’s daily mark-to-market (i.e., net) obligation, if any (in other words, the Fund’s daily net liability, if any), rather than the full notional value of the futures contract. By segregating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of the futures contract.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Fund is operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity

Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Fund). Accordingly, neither the Investment Manager (with respect to the Fund) nor the Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom the Fund has an open position in a futures contract or related option.

The Fund’s ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See “Certain U.S. Federal Income Tax Matters” below for more information.

Forward Currency Contracts. The Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, the Fund will set aside with its custodian or earmark securities considered to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When the Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

The Fund will not (1) commit more than 15% of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year.

Options. The Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Fund may purchase call options for any purpose. For example, a call option may be purchased by the Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit the Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

The Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Fund may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. The Fund would generally write covered put options in circumstances where the Fund’s Subadviser wishes to purchase the underlying security or currency for the Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional risks of OTC options are discussed below (“Risks Related to OTC Options”).

Options on Indices. To the extent permitted by applicable law or regulation, the Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

The Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Fund may use foreign currency options. The Fund may use currency options, for example, to cross-hedge or to increase total return when the Fund’s Subadviser anticipates that the currency will appreciate or depreciate in value. The Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Subadviser to forecast interest rates and other economic factors correctly. If the Fund’s Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Certain of the Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. The Fund may be required to accrue and distribute income that it is deemed to earn from certain derivative investments on a current basis, even though the Fund does not receive the income currently. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swaps, Caps, Floors and Collars. To the extent permitted by applicable law or regulation, the Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices, specific securities and currency exchange rates.

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner. Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Trustees, to avoid any potential leveraging of the Fund’s portfolio. The Fund may also “cover” swaps in accordance with applicable SEC guidelines. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on many factors, including the Fund’s Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and the Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. However, when a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in various global jurisdictions (see “Risks of Government Regulation of Derivatives” below).

Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. Further risks related to cleared derivatives transactions are discussed in “Additional Risk Factors in Cleared Derivatives Transactions” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.

The Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate or currency swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

The Fund may seek to protect the value of its investments from interest rate fluctuations by entering into interest rate swaps and the purchase or sale of interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

If there is a default by the other party to an interest rate transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

There can be no assurance that the Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Fund will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

Synthetic Derivative Securities. Synthetic derivative securities are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust.

Participatory Notes and Non-Standard Warrants. From time to time, the Fund may use nonstandard warrants, including participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. New rules under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. (See “Additional Risk Factors in Cleared Derivatives Transactions” below.) It is also unclear how the regulatory changes will affect counter party risk.

Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties. They impose regulatory requirements on the timing of transferring margin. The Fund is already subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2021. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In addition, in November 2019, the SEC issued a release re-proposing a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Fund to new kinds of risks and costs

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or the Fund’s Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Segregated Accounts or Cover. The Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, the Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(10)	Emerging Market Securities

The Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(11)	Equity Securities

Equity securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

(12)	Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

(13)	Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Fund’s Prospectus and this SAI, the Fund may invest in or utilize foreign currencies and other foreign currency-related transactions. These instruments may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

(14)	Foreign Securities

The Fund may invest in foreign securities, subject to any restrictions set forth in the Prospectus and this SAI. Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of the Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. The Fund may be required to liquidate other assets in order to make up the shortfall. The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Fund’s Subadviser to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

The Fund’s interest and dividend income from, or proceeds from the sale or other disposition of the securities of, foreign issuers may be subject to non-U.S. withholding and other foreign taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. The Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below.

The Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

(15)	Guaranteed Investment Contracts

The Fund may enter into agreements known as guaranteed investment contracts (“GICs”) with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed-income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days’ notice. Like any fixed-income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets (see “Illiquid Securities, Private Placements and Certain Unregistered Securities” below).

(16)	Illiquid Securities, Private Placements and Certain Unregistered Securities

The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. The Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If the Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price the Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Fund to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Investment Manager to administer the Fund’s LRMP and the Investment Manager has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the LRMP. Under the LRMP, the Investment Manager assesses, manages, and periodically reviews the Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to the Fund that there may not be a buyer for these securities at a price that the Fund believes represents the security’s value should the Fund wish to sell the security. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(17)	Inflation-Linked Bonds

To the extent it may invest in fixed-income securities, the Fund may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If the Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” If the Fund holds an obligation with original issue discount, it is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

(18)	Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Fund has entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

The Fund may not lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(19)	Inverse Floating Obligations

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency. These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Fund’s Subadviser may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(20)	Investment Company Securities

The Fund may invest some portion of its assets in shares of other investment companies, including exchange-traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadviser for the Fund will consider such fees in determining whether to invest in other investment companies. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in investment companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of certain investment companies, such as closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

In December 2018, the SEC proposed new Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. That rule, if adopted as proposed, could impact the Fund’s ability to invest in other investment companies or pooled investment vehicles by, among other things, restricting the Fund’s ability to redeem or vote shares issued by such funds.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

(21)	Mortgage-Related Securities.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

The Fund may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Fund’s Subadviser.

In the case of privately issued mortgage-related and asset-backed securities, the Fund takes the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Therefore, the Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer (“Residuals”). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer’s debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits (“REMICs”) are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. In reliance on an interpretation by the SEC, the investments of the Fund in certain qualifying CMOs and REMICs are not subject to the limitations of the 1940 Act on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. government securities for the purposes of the Fund’s investment policies and limitations.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Fund.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FHLMC and FNMA have entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

The Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including the Fund, to adapt to the issuance of UMBS. The Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

Risks Associated with Mortgage-Related and other Asset-Backed Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which must pay a fixed rate of interest until maturity when the entire principal amount becomes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may comprise a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.

(22)	Municipal Securities

Municipal securities, including residual interest bonds, are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for U.S. federal income tax purposes, though interest on certain municipal securities may be included for purposes of the federal Alternative Minimum Tax (“AMT”). Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. The Fund does not expect to be eligible to pass through to its shareholders the tax-exempt character of interest on such obligations.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

If the Fund invests in municipal securities, it will limit its investment in municipal leases to no more than 5% of its total assets.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

(23)	Pay-In-Kind Bonds

The Fund may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

(24)	Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(25)	Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will earmark or establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements and dollar rolls can be viewed as the borrowing of money by the Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage. The Fund may only enter into reverse repurchase agreements up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed.

(26)	Rights and Warrants

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. While rights normally have a short life, usually two to four weeks, warrants normally have a life that is measured in years. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, the Fund would lose its entire investment in such warrant or right. In pursuing its investment strategies, the Fund may invest in an issuer’s debt securities that carry warrants to purchase equity securities.

(27)	Securities Lending

The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Fund’s securities lending agent has agreed to indemnify the Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Fund’s securities lending agent.

(28)	Short Sales

The Fund may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, the Fund arranges with a broker or other counterparty, which may be the Fund’s custodian, to borrow the security being sold short. The Fund must deposit with or for the benefit of the broker or other counterparty collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker or other counterparty and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker or other counterparty any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker or other counterparty. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund may also engage in short sales “not against the box,” which are generally short sales of securities in which the Fund does not currently hold a long position. Short sales that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Similar to short sales against the box, short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The character of the gain realized on short sales of securities that the Fund does not own is determined by reference to the securities used to close the short sale and is therefore generally short-term. Any such short-term gain will be taxed as ordinary income when distributed to shareholders. See “Certain U.S. Federal Income Tax Matters” below.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

(29)	Step Down Preferred Securities

Step down perpetual preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

(30)	Structured Notes, Equity-Linked Notes and Other Hybrid Instruments

The Fund may invest in structured notes as part of its overall investment strategy. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

The Fund may invest, as part of its overall investment strategy, in equity-linked notes. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, the Fund may lose some or all of its investment in a note due to a decline in value of the linked security or securities. The maximum return on a note may be limited to a specified amount, so even if the Subadviser’s view of the underlying stock(s) or index is correct, the gain may be limited. There is no guarantee that a specific, or any, return or yield on an investment will be made. To the extent the Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. There is also the possibility that a note issuer may default on its obligations under the note.

The Fund may invest, as part of its overall investment strategy, in other types of “hybrid” instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

(31)	U.S. Treasury and Government Securities and Securities of International Organizations

The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(32)	Variable and Floating Rate Securities and Participation Interests

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

The Fund may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

(33)	When Issued, Delayed-Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price. The Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Fund’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

In connection with these transactions, the Fund will earmark or maintain a segregated account with its custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued or delayed-delivery transactions may allow the Fund to hedge against changes in interest rates.

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although the Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Investment Manager and the Fund’s Subadviser deem it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

(34)	Zero Coupon Bonds

The Fund may invest in zero coupon bonds. “Zero coupon” bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon bonds tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

The Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

Additional Risks

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

The COVID-19 outbreak in 2020 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the EU thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally notified the European Council of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the UK’s exit from the EU, which formally occurred on January 31, 2020. A transition period is taking place following the UK’s exit where the UK remains subject to EU rules but has no role in the EU law-making process. During this transition period, UK and EU representatives are negotiating the precise terms of their future relationship. There is still considerable uncertainty relating to the potential consequences associated with the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments.

Many financial instruments use or may use a floating rate based on London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. SOFR is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Proposals for alternative reference rates for other currencies, such as the Sterling Overnight Interbank Average Rate in the U.S., have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity of investments impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Investment Manager, the Fund’s Subadviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Fund. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Diversification Requirements for the Fund

The Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Industry Concentration

The 1940 Act requires the Fund to state the extent, if any, to which it intends to concentrate investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The SEC staff has also taken the position that a policy relating to industry concentration does not apply to investments in “government securities” (as defined in the 1940 Act) or in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Fundamental Investment Restrictions of the Fund

The Fund may not:

(1)    Issue senior securities.

(2)    Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3)    Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)    Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)    Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6)    Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7)    With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S.

Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)    Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

For purposes of investment restriction (5) above, commodities shall not be considered to include options on securities, securities indices and currency, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

For purposes of investment restriction (5) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities for purposes of this restriction.

For purposes of fundamental investment restriction (6) above, the Fund will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Fund complies with the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Portfolio Turnover

Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Fund for the fiscal years ended December 31, 2018 and December 31, 2019 are as follows:

AMG GW&K Global Allocation Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	80%
December 31, 2019	123%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Fund. The Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. In addition, the Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, and (ii) may disclose statistical information regarding the Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by the Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Trust has arrangements with the persons indicated below to make available information about the Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to the Fund’s portfolio holdings.

The Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund: the Subadviser (GW&K Investment Management, LLC); the independent registered public accounting firm ([                    ]); the custodian and securities lending agent (The Bank of New York Mellon); financial printer (Donnelley Financial Solutions); counsel to the Fund (Ropes & Gray LLP) or counsel to the independent trustees of the Fund (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Fund’s Subadviser and the custodian. Disclosures of portfolio holdings information will be made to the Fund’s independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Fund or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Fund provides portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants, fair valuation services and other service providers: Lipper, Inc., Morningstar, Inc., ICE Data Services, FactSet Research Systems Inc., Bloomberg L.P., Institutional Shareholder Services Inc., Davison, Dietsch & McCarthy, Inc., Seismic Professional Services, eVestment Alliance, LLC and HedgeMark Risk Analytics, LLC. The Fund may disclose non-public current portfolio holdings information to ICE Data Services on a monthly basis for valuation purposes, to FactSet Research Systems Inc. on a daily basis for portfolio holdings analysis, to Institutional Shareholder Services Inc. on a daily basis for proxy voting and class action processing purposes, to Davison, Dietsch, & McCarthy, Inc. and Seismic Professional Services on a quarterly basis for services related to Fund marketing materials, to eVestment Alliance, LLC on a quarterly basis for services related to Fund marketing, and to HedgeMark Risk Analytics, LLC on a daily basis for liquidity classification services. The Fund also provides current portfolio holdings information to Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee in accordance with the Trust’s organizational documents and the Board’s policy that Trustees retire at the end of the calendar year in which a Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). Eric Rakowski serves as the Independent Chairman of the Board of Trustees.

[To be updated by amendment]

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham Age: 71	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-2020)	[47]	Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Edward J. Kaier Age: 74	Trustee since 2000; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	[47]	Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

Kurt A. Keilhacker Age: 56	Trustee since 2013	Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019)	[50]	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli Age: 70	Trustee since 2000	Independent Consultant (2002-Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001)	[47]	Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008-2019)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Richard F. Powers III Age: 74	Trustee since 2013	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2011-2015); President and CEO of Van Kampen Investments Inc. (1998-2003)	[47]	None	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Eric Rakowski Age: 61	Trustee since 2000; Independent Chairman of the Board of Trustees; Chairman of the Governance Committee	Professor of Law, University of California at Berkeley School of Law – Boalt Hall (1990-Present)	[50]	Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Victoria L. Sassine Age: 54	Trustee since 2013	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	[50]	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas R. Schneeweis Age: 72	Trustee since 2000	Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013)	[47]	None	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman Age: 68	Trustee since 2011	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	[50]	Director of Harding, Loevner Funds, Inc. (9 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne Age: 61	Chief Operating Officer since 2007; President, Chief Executive Officer and Principal Executive Officer since 2018	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds,

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas G. Disbrow Age: 54	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Mark J. Duggan Age: 55	Secretary and Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Patrick J. Spellman Age: 46	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John A. Starace Age: 49	Deputy Treasurer since 2017	Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

Maureen A. Meredith Age: 34	Assistant Secretary since 2016	Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)

Hector D. Roman Age: 42	Anti-Money Laundering Compliance Officer since 2019	Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2019	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2019
Independent Trustees:

Bruce B. Bingham	None	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Kurt A. Keilhacker	None	Over $100,000
Steven J. Paggioli	$50,001–$100,000	Over $100,000
Richard F. Powers III	None	None
Eric Rakowski	$50,001–$100,000	Over $100,000
Victoria L. Sassine	None	Over $100,000
Thomas R. Schneeweis	None	$10,001–$50,000

Interested Trustee:

Christine C. Carsman	None	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds II (the “Board”) and the Board’s oversight of the Fund’s risk management process. The Board consists of nine Trustees, eight of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

AMG Funds II has retained AMG Funds LLC as the Fund’s investment adviser and administrator. The Investment Manager is responsible for the Fund’s overall administration and operations, including management of the risks that arise from the Fund’s investments and operations. Employees of the Investment Manager serve as several of the Fund’s officers, including the Fund’s President. The Board provides oversight of the services provided by the Investment Manager and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Fund’s Subadviser and the Investment Manager’s investment research team regarding the management of the Fund, including its investment risks. The Board also receives periodic reports from the Fund’s Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the fiscal year ended December 31, 2019.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Governance Committee met two times during the fiscal year ended December 31, 2019.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended December 31, 2019, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Bruce B. Bingham	$2,968	$279,500
Edward J. Kaier (c)	$3,235	$304,500
Kurt A. Keilhacker	$2,968	$300,500
Steven J. Paggioli	$2,968	$279,500
Richard F. Powers III	$2,968	$279,500
Eric Rakowski (d)	$3,552	$359,500
Victoria L. Sassine	$2,688	$273,000
Thomas R. Schneeweis	$2,968	$279,500

Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2019. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended December 31, 2019 for services as a Trustee to any fund currently in the AMG Fund Complex. As of December 31, 2019, each of Messrs. Bingham, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 49 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 52 funds in the AMG Fund Complex.

(c)	Mr. Kaier receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(d)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[To be updated by amendment]

As of [                    ], the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of the Fund.

AMG GW&K Global Allocation Fund—Class N

Name and Address	Percentage Ownership
[ ]	[ ]%

AMG GW&K Global Allocation Fund—Class I

Name and Address	Percentage Ownership
[ ]	[ ]%

AMG GW&K Global Allocation Fund—Class Z

Name and Address	Percentage Ownership
[ ]	[ ]%

[* Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of [                    ], and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of [            ], “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.]

Management Ownership

[To be updated by amendment]

[As of [                    ], all management personnel (i.e., Trustees and Officers) as a group owned [    ]% of the outstanding shares of [                 ] class of the Fund.]

MANAGEMENT OF THE FUND

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Investment Manager serves as investment manager to the Fund. The Investment Manager also serves as administrator of the Fund and carries out the daily administration of the Trust and the Fund. The Investment Manager’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Fund. The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Subadviser

The assets of the Fund are managed by a Subadviser selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with the Subadviser known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the

Investment Manager, on behalf of the Fund, to hire new unaffiliated Subadvisers for the Fund without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a Subadviser. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisers for individuals and institutional investors.

The Investment Manager recommends Subadvisers for the Fund to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadviser, and the Investment Manager does not expect to make frequent changes of Subadvisers.

The Investment Manager allocates the Fund’s assets among the Subadviser(s) selected for the Fund. The Subadviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objective, policies and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

The Subadviser or its affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadviser participates. For underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory or other accounts which are unrelated in any manner to the Fund or Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Fund pursuant to Fund Management Agreements dated August 1, 2000 (collectively, the “Management Agreement”). The Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into an interim Subadvisory Agreement with the Fund’s Subadviser (the “Subadvisory Agreement”).

The Management Agreement provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Subadvisory Agreement, dated as of April 17, 2020, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Board of Trustees has approved the longer-term appointment of GW&K as the subadviser to the Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to the Fund’s shareholders for approval.

The Management Agreement may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act), by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon 60 days’ written notice to the

Investment Manager, and by the Investment Manager upon 60 days’ written notice to the Trust. The Subadvisory Agreement may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. The Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for the following advisory services:

•

supervising the general management and investment of the assets and securities portfolio of the Fund subject to and in accordance with the investment objective, policies and restrictions of the Fund, and any directions which the Trustees may issue to the Investment Manager from time to time;

•

providing overall investment programs and strategies for the Trust, and more particularly for the Fund, revising such programs as necessary and monitoring and reporting periodically to the Trustees concerning the implementation of the programs;

•

evaluating subadvisers and advising the Trustees of the subadvisers which the Investment Manager believes are best suited to invest the assets of the Fund, monitoring and evaluating the investment performance of each subadviser employed by the Fund, allocating the portion of the Fund’s assets to be managed by each subadviser; recommending changes of or additional subadvisers when appropriate, coordinating the investment activities of the subadvisers, and compensating the subadvisers; and

•	rendering regular reports to the Trust, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of assets among subadvisers.

Under the Subadvisory Agreement, the Subadviser manages all of the Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective, policies, and investment restrictions. The Subadviser provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by the Subadviser to the Fund will not be exclusive under the terms of Subadvisory Agreement, and the Subadviser will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and a review of the Subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement with the Subadviser and annual consideration of the Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadviser or the replacement of any Subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Fund pays all expenses not borne by the Investment Manager or the Subadviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of the Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadviser or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadviser to acquire for the Fund a position in any investment which any of the Subadviser’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadviser makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and other clients of the Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadviser. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. The Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisers for the Fund, change the terms of a Subadvisory Agreement for an unaffiliated subadviser, or continue the employment of an unaffiliated subadviser after events that under the 1940 Act and the Subadvisory Agreement would be deemed to be an automatic termination of the Subadvisory Agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to the Fund without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval. Affiliated subadvisers selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and the Subadviser

As compensation for the investment management services rendered and related expenses under the Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, at the annual rate included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the Fund and may be paid monthly.

Fund	Investment Management Fee
AMG GW&K Global Allocation Fund	0.60%

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadviser a portion of the investment management fee (net of any mutually agreed-upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadviser manages. The fee paid to the Subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the Fund’s expenses.

Investment Management Fees Paid by the Fund. Investment management fees paid to the Investment Manager by the Fund for advisory services for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019 are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager.

Fund	Total	Waived/Reimbursed*	Net
AMG GW&K Global Allocation Fund
December 31, 2019	$1,568,773	$0	$1,568,773
December 31, 2018	$1,362,602	$0	$1,362,602
December 31, 2017	$1,122,450	$0	$1,122,450

*

As further described under “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below, an investor may exchange shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”). The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the

Investment Manager from the Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadviser for subadvisory services for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019 are as follows. The Subadviser may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by the Subadviser may be terminated or reduced in amount at any time and solely in the discretion of the Subadviser.

Fund	2017	2018	2019
AMG GW&K Global Allocation Fund*	$561,225	$681,301	$784,386

*	Reflects subadvisory fees paid by the Investment Manager to the Fund’s former subadviser for periods prior to the hiring of GW&K Investment Management, LLC on April 17, 2020.

Expense Limitations

From time to time, the Investment Manager may agree to limit the Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from the Fund and/or pay or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or pay or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadviser of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to the Fund, or attempting to make the Fund’s performance more competitive as compared to similar funds. The tables below and, if applicable, the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Fund’s Prospectus reflect the impact of the Fund’s contractual expense limitations, if any, in effect during the periods shown. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover such amounts from the Fund provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the Fund’s Prospectus) to exceed either (i) the expense limitation in effect at the time such amounts were paid, waived or reimbursed, or (ii) the expense limitation in effect at the time of such repayment by the Fund. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to the Fund for the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019 are as follows:

Fund	2017	2018	2019
AMG GW&K Global Allocation Fund	$92,722	$132,068	$179,640

The Investment Manager also serves as the administrator to the Fund and receives compensation from the Trust pursuant to an administration agreement between the Trust and the Investment Manager. For more information about the administration agreement, see “Administrative Services” below.

Portfolio Managers of the Fund

Unless otherwise indicated, all information below is as of March 31, 2020.

AMG GW&K GLOBAL ALLOCATION FUND

GW&K Investment Management, LLC (“GW&K”)

GW&K has served as Subadviser to the Fund since April 17, 2020. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon on October 1, 2008. As of December 31, 2019, GW&K’s assets under management were approximately $42.155 billion. Daniel L. Miller, CFA and William P. Sterling, PhD are the portfolio managers jointly and primarily responsible for asset allocation. Aaron C. Clark, CFA and Thomas A. Masi, CFA are the portfolio managers jointly and primarily responsible for the equity portion of the Fund. Mary F. Kane, CFA is the portfolio manager primarily responsible for the fixed income portion of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	6	$1,019	None	$0
Other Pooled Investment Vehicles	7	$1,072	None	$0
Other Accounts	4,874	$3,228	1	$83

Portfolio Manager: William P. Sterling, PhD
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$45	None	$0
Other Pooled Investment Vehicles	2	$584	None	$0
Other Accounts	15	$469	None	$0

Portfolio Manager: Aaron C. Clark, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2,245	$1,360	None	$0

Portfolio Manager: Thomas A. Masi, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$124	None	$0
Other Pooled Investment Vehicles	2	$52	None	$0
Other Accounts	77	$78	None	$0

Portfolio Manager: Mary F. Kane, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$241	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	6,304	$4,037	None	$0

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns)

•	Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

Mr. Miller: None

Mr. Sterling: None

Mr. Clark: None

Mr. Masi: None

Ms. Kane: None

Proxy Voting Policy and Procedures

Proxies for the Fund’s portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadviser responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited. The proxy voting policies for GW&K are attached to this SAI as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, upon request, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Effective October 1, 2016, the Investment Manager entered into an Amended and Restated Administration Agreement (the “Fund Administration Agreement”) with the Trust on behalf of the Fund. Under the Fund Administration Agreement, the Investment Manager also serves as administrator of the Fund and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Fund. For providing these services, the Fund pays the Investment Manager 0.15% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 60 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid by the Fund under the Fund Administration Agreement for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019 are as follows.

Fund	2017	2018	2019
AMG GW&K Global Allocation Fund	$280,612	$340,651	$392,193

Distribution Arrangements

Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below with respect to Fund, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed-upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Fund.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement remains in effect for one year from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any plan adopted by the Trust under Rule 12b-1 under the 1940 Act, cast in person at a meeting called for the purpose of voting on the Distribution Agreement.

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Rule 12b-1 Distribution and Service Plan

The Trust has adopted a distribution and services plan with respect to Class N shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Class N, Class I, and Class Z shares of the Fund are sold without a front end or contingent deferred sales load, and Class I and Class Z shares of the Fund are not subject to the expenses of any Rule 12b-1 distribution and services plan.

Pursuant to the Plan, the Fund may compensate the Distributor, brokers, dealers or other financial intermediaries (in each case, not limited to expenses incurred) for engaging, directly or indirectly, in any activity primarily intended to result in the sale of Class N shares, for the reimbursement of related expenses, and for the maintenance and personal service (“servicing”) provided to existing shareholders of that class. The Plan authorizes payments of up to 0.25% annually of the Fund’s average daily net assets attributable to its Class N shares.

The portion of payments made by Class N shares of the Fund under the Plan for servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s shares of that class owned by clients of any broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to the Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected share class, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by “the vote of a majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Fund or applicable share class.

For the fiscal year ended December 31, 2019, Class N shares of the Fund paid the following amounts under the Plan:

Class N
AMG GW&K Global Allocation Fund	$183,674

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 111 Sander Creek Parkway 2nd Floor, East Syracuse, New York 13057, is the custodian for the Fund. The Custodian is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due to the Fund with respect to portfolio securities and paying out monies of the Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Fund and also serves as the dividend disbursing agent for the Fund.

Independent Registered Public Accounting Firm

[                    ], [                    ] is the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

Securities Lending

The Board of Trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Trust has retained The Bank of New York Mellon to serve as its securities lending agent.

For the fiscal year ended December 31, 2019, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Securities Lending Authorization Agreement between the Trust and The Bank of New York Mellon with respect to the Fund (the “Securities Lending Authorization Agreement”) were as follows.

AMG GW&K Global Allocation Fund
Gross income earned by the Fund from securities lending activities	$64,493.56

Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$5,119.81

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00

• Administrative fees not included in a revenue split	$0.00

• Indemnification fees not included in a revenue split	$0.00

• Rebate (paid to borrower)	$37,057.64

Aggregate fees/compensation paid by the Fund for securities lending activities	$42,177.45

Net income from securities lending activities	$22,316.11

For the fiscal year ended December 31, 2019, The Bank of New York Mellon, acting as agent of the Fund, provided the following services to the Fund in connection with the Fund’s securities lending activities: (i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing; (viii) carrying out instructions of clients with respect to dividend activity and material proxy votes; and (ix) arranging for return of loaned securities to the Fund at loan termination.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadviser places all orders for the purchase and sale of securities that are held in the Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadviser to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadviser. The Fund may purchase and sell portfolio securities through brokers who provide the Subadviser with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadviser where legally and contractually permissible.

The revised EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that the Subadviser subject to MiFID II will cause the Fund to pay for research services with soft dollars in circumstances where the Subadviser is prohibited from causing its other client accounts to do so, including where the Subadviser aggregates trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s Subadviser’s other client accounts would not, although the Subadviser’s other client accounts might nonetheless benefit from those research services.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

The fees of the Subadviser are not reduced by reason of its receipt, if any, of such brokerage and research services. Generally, the Subadviser does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that the Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019 the Fund paid the following brokerage fees:

Fund	2017	2018	2019
AMG GW&K Global Allocation Fund	$95,042	$75,628	$121,888

Brokerage Recapture Arrangements

The Trust has entered into or may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadviser.

Fund Ownership of Broker-Dealer Securities

During the fiscal year ended December 31, 2019, the Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of December 31, 2019, the Fund held $2,314,360 worth of securities of Bank of America, $2,288,679 worth of securities of Citigroup Global Markets Inc., $2,264,971 worth of securities of JP Morgan Securities LLC, $1,047,486 worth of securities of Wells Fargo Securities LLC, $868,182 worth of securities of Goldman Sachs & Co. and $659,757 worth of securities of Morgan Stanley & Company LLC.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Fund or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

The Investment Manager, the Subadviser, and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

Certain investors may purchase or sell the Fund’s shares through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”) that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund has authorized one or more Financial Intermediaries to (i) receive purchase and redemption orders on its behalf and (ii) designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or an authorized Financial Intermediary’s authorized designee receives the order. These orders will be priced at the Fund’s NAV next calculated after they are so received by an authorized Financial Intermediary or such Financial Intermediary’s authorized designee and accepted by the Fund. The Fund may from time to time make payments to Financial Intermediaries for certain services, such as account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services. Investors who do not wish to receive the services of a Financial Intermediary may consider investing directly with the Trust. Shares held through a Financial Intermediary may be transferred into the investor’s name by contacting the Financial Intermediary or the Transfer Agent. Certain Financial Intermediaries may receive compensation from the Investment Manager, the Subadviser and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in the current Prospectus on any day that the NYSE is open for business will receive the NAV computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price, provided that the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds, AMG Funds I, AMG Funds III or AMG Funds IV, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Fund and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the NAV determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day, provided that the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the NAV determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Class N shares of the Fund, $25,000 for Class I shares of the Fund or $50,000 for Class Z shares of the Fund due to redemptions the shareholder makes, or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

The Fund may pay all or a portion of redemption proceeds with a distribution in kind of its portfolio securities, in lieu of cash, in conformity with applicable law, when such payment is in the best interest of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value,” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

The Fund or the Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Exchange of Shares

As described in the Fund’s Prospectus, an investor may exchange shares of the Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of the Fund through the Investment Manager. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to U.S. federal income tax may recognize capital gains or losses on the exchange for U.S. federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily NAV of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of the Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See the Fund’s current Prospectus for more information.

Net Asset Value

The Fund computes its NAV for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of the Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the OTC market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than

U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price as of the close of the regular trading hours of the primary market or the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities. In addition, if a foreign exchange or market is closed on a day when the NYSE is open, the value of a security that is traded in the affected foreign exchange or market is the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities, if available, or the last value assigned to the security on the immediately preceding valuation date (unless such value is deemed to be unreliable). Unless a foreign equity security is valued in accordance with the Trust’s procedures for fair valuation of foreign securities, a foreign equity security for which there are no reported sales on the valuation date may be valued at the last quoted bid price or the exchange mean price. Fixed-income securities purchased with a remaining maturity exceeding 60 days are valued at the mean between the evaluated bid and ask prices (the “evaluated mean price”) or evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. In addition, foreign fixed-income securities purchased with a remaining maturity exceeding 60 days may be valued in accordance with the Trust’s procedures for fair valuation of foreign securities. Fixed-income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. With respect to foreign equity securities and foreign fixed-income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. Notwithstanding the foregoing, foreign currency exchange contracts, subscription stock rights, warrants and other redeemable securities with predetermined values, shares of open-end registered investment companies (excluding ETFs), foreign currencies, IPOs, financial derivatives, foreign investor-only common stock issued by companies in various countries that issue two separate common stock lines (one for foreign investors and one for local investors), and securities halted or delisted due to a corporate action will be valued in accordance with the Fund’s valuation procedures adopted from time to time. The Fund’s portfolio instruments are generally valued using independent pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Fund declares and pays dividends and distributions as described in the Fund’s Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Fund—in General

The Fund has elected to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to qualify as such and to be so treated, the Fund must, among other things:

(a)    derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)    invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)    distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to the Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the

Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of the Fund as a regulated investment company.

If the Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by the Fund, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of the Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any “net capital loss” attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

Taxation of the Fund’s Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by the Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID, or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by selling portfolio obligations, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders” below) than if the Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If the Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

REITs. Any investment by the Fund in the equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders” below).

Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-Related Securities. The Fund may invest directly or indirectly (e.g. through REITs) in residual interests in REMICs, including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund, if investing in such interests, may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currencies, Forward Contracts, Swap Agreements, and Other Derivatives. The Fund’s use of options contracts, futures contracts, foreign currency forward contracts, swap agreements and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives might also affect the amount, timing, or character of the Fund’s distributions. The character of the Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions, and foreign securities. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by the Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to the Fund of certain transactions under the straddle rules remain unclear.

Foreign Currency Transactions and Hedging. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, the Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to the Fund’s shareholders. However, in certain circumstances, the Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “Federal Income Taxation of Shareholders,” below.

Investments in Other Registered Investment Companies. The Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Taxation of Certain Investments. Including as described above, certain of the Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of the Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Foreign Taxes. Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

The Fund does not expect to be eligible to elect to permit shareholders separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by the Fund will be subject to tax at the Fund level at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by the Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Fund to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by the Fund from PFICs and REITs will not qualify for the corporate dividends-received deduction. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Although interest from municipal bonds generally is exempt from U.S. federal income tax, the Fund can pass through the exempt character of such income to its shareholders only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets: (i) consists of securities generating interest that is exempt from U.S. federal income tax under Section 103(a) of the Code, or (ii) consists of interests in other regulated investment companies. It is unlikely that the Fund will satisfy either of these requirements.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in the Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of the Fund will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares of the Fund held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of the Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as the Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If the Fund were to hold, directly or indirectly, significant interests in REITs, then it may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends, and interest-related dividends).

Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, the Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

The Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust (the “By-Laws”) are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust upon written request of the holder or holders of 10% or more of the total number of the Trust’s outstanding shares.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of the Fund—Class N, Class I and Class Z shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Fund’s Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of the Fund (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act or the Declaration of Trust or the By-

Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than in a federal or state court sitting within the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article 11 of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The Trustees shall consider such demand within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.

Additional Information

This SAI and the Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined on the SEC’s website at www.sec.gov.

Statements contained in this SAI and the Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Fund’s Prospectus or this SAI, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2019 and the related Notes to the Financial Statements for the Fund, as well as the Report of Independent Registered Public Accounting Firm, [                    ], from the Fund’s Annual Report for the fiscal year ended December 31, 2019, are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Fund’s Annual and Semi-Annual Reports are available without charge, upon request, by calling the Fund at (800) 548-4539 or by visiting the Fund’s website at www.amgfunds.com or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1:

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1:

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2:

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D:

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p:      This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim:     Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir:

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*:

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G:	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi:

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr:

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

APPENDIX B

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2019

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I.	Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)	Conduct in-depth proxy research;

2)	Process and vote proxies in connection with securities held by GW&K’s clients;

3)	Maintain appropriate records of proxy statements, research, and recommendations;

4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5)	Complete other proxy related administrative functions.

II.	Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4)	Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.	Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV.	Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V.	Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2)	Proxy statements, research, recommendations, and records of each vote;

3)	Client written requests for proxy voting information and applicable responses by GW&K.

VI.	Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

FORM N-1A

PART C. OTHER INFORMATION

To the Registration Statement of AMG Funds II (formerly Managers Trust II) (the “Registrant” or the “Trust”)

Item 28.	Exhibits.

(a)(1)	Amended and Restated Declaration of Trust dated June 1, 1992. (1) (P)

(a)(2)	Amendment to Declaration of Trust dated June 12, 1992. (4)

(a)(3)	Amendment to Declaration of Trust dated June 2, 1994. (4)

(a)(4)	Amendment No. 6 to Declaration of Trust dated July 10, 1997. (4)

(a)(5)	Amendment No. 7 to Declaration of Trust dated July 24, 2000. (4)

(a)(6)	Amendment No. 8 to Declaration of Trust dated December 6, 2002. (4)

(a)(7)	Amendment No. 9 to Declaration of Trust dated October 21, 2003. (4)

(a)(8)	Amendment No. 10 to Declaration of Trust dated December 5, 2003. (4)

(a)(9)	Amendment No. 11 to Declaration of Trust dated April 4, 2005. (4)

(a)(10)	Amendment No. 12 to Declaration of Trust dated February 27, 2006. (4)

(a)(11)	Amendment No. 13 to Declaration of Trust dated January 3, 2007. (5)

(a)(12)	Amendment No. 14 to Declaration of Trust dated March 30, 2007. (5)

(a)(13)	Amendment No. 15 to Declaration of Trust dated March 16, 2012. (7)

(a)(14)	Amendment No. 16 to Declaration of Trust dated September 21, 2012. (8)

(a)(15)	Amendment No. 17 to Declaration of Trust dated September 21, 2012. (9)

(a)(16)	Amendment No. 18 to Declaration of Trust dated December 14, 2012. (10)

(a)(17)	Amendment No. 19 to Declaration of Trust dated March 21, 2014. (11)

(a)(18)	Amendment No. 20 to Declaration of Trust dated September 15, 2016. (13)

(a)(19)	Amendment No. 21 to Declaration of Trust dated December 7, 2016. (14)

(a)(20)	Amendment No. 22 to Declaration of Trust dated December 7, 2017. (18)

(a)(21)	Amendment No. 23 to Declaration of Trust dated March 21, 2019. (18)

(a)(22)	Amendment No. 24 to Declaration of Trust dated March 21, 2019. (18)

(a)(23)	Amendment No. 25 to Declaration of Trust dated December 5, 2019. (18)

(a)(24)	Amendment No. 26 to Declaration of Trust dated April 17, 2020. (to be filed by amendment)

(b)	By-Laws of the Trust. (filed herewith)

(c)	Instruments defining the rights of security holders with respect to the Registrant are contained in the Declaration of Trust (with subsequent amendments) and By-Laws that are incorporated by reference hereto.

(d)(1)	Fund Management Agreement between AMG Funds LLC (formerly Managers Investment Group LLC) and AMG Funds II, dated August 1, 2000. (2)

(d)(2)	Fund Management Agreement between AMG Funds LLC and AMG Funds II with respect to AMG GW&K Enhanced Core Bond ESG Fund (formerly AMG GW&K Enhanced Core Bond Fund, which was formerly Managers AMG GW&K Fixed Income Fund) and AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund, which was formerly Managers AMG Chicago Equity Partners Balanced Fund, which was formerly Managers Bond Fund). (3)

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(d)(3)	Amendment No. 2 to Fund Management Agreement between AMG Funds LLC and AMG Funds II, dated as of July 1, 2015. (12)

(d)(4)	Amendment No. 3 to Fund Management Agreement between AMG Funds LLC and AMG Funds II, dated as of October 1, 2016. (13)

(d)(5)	Letter Agreement to Fund Management Agreement between AMG Funds LLC and AMG Funds II with respect to AMG GW&K Enhanced Core Bond ESG Fund . (15)

(d)(6)	Form of Interim Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Global Allocation Fund. (filed herewith)

(d)(7)	Investment Subadvisory Agreement for AMG GW&K Enhanced Core Bond ESG Fund. (10)

(e)(1)	Amended and Restated Distribution Agreement between AMG Distributors, Inc. and AMG Funds II, on behalf of each of its series, dated as of September 17, 2015. (12)

(e)(2)	Letter Agreement to Amended and Restated Distribution Agreement, dated as of July 1, 2019. (18)

(f)	Not Applicable.

(g)(1)	Form of Custody Agreement between The Bank of New York Mellon and AMG Funds II. (14)

(g)(2)	Foreign Custody Manager Agreement between AMG Funds II, on behalf of each of its series, and the Bank of New York. (6)

(h)(1)	Amended and Restated Administration Agreement between AMG Funds II and AMG Funds LLC, dated October 1, 2016. (13)

(h)(2)	Form of Transfer Agency and Shareholder Services Agreement between AMG Funds II and BNY Mellon Investment Servicing (US) Inc. (14)

(h)(3)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Enhanced Core Bond ESG Fund. (17)

(h)(4)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Global Allocation Fund. (filed herewith)

(i)(1)	Legal Opinion of Goodwin Procter LLP with respect to AMG GW&K Global Allocation Fund and AMG GW&K Enhanced Core Bond ESG Fund. (3)

(j)(1)	Consent of Auditor. (to be filed by amendment)

(j)(2)	Power of Attorney for the Trustees and Certain Officers of the Registrant. (16)

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class N Shares. (18)

(n)	Amended and Restated Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3 with respect to AMG GW&K Global Allocation Fund and AMG GW&K Enhanced Core Bond ESG Fund. (17)

(o)	Not Applicable.

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(p)(1)	Code of Ethics of AMG Funds II. (14)

(p)(2)	Code of Ethics of AMG Funds LLC and AMG Distributors, Inc. (14)

(p)(3)	Code of Ethics of GW&K Investment Management, LLC. (17)

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089; 811-06431 (filed May 31, 1995).
(2)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089; 811-06431 (filed August 1, 2000).
(3)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089, 811-06431 (filed November 3, 2003).
(4)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089, 811-06431 (filed May 1, 2006).
(5)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 30, 2007).
(6)	Filed as an exhibit to Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 29, 2011).
(7)	Filed as an exhibit to Post Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 27, 2012).
(8)	Filed as an exhibit to Post Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed October 1, 2012).
(9)	Filed as an exhibit to Post Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed November 30, 2012).
(10)	Filed as an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 30, 2013).
(11)	Filed as an exhibit to Post Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 28, 2014).
(12)	Filed as an exhibit to Post Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed March 2, 2016).
(13)	Filed as an exhibit to Post Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed December 29, 2016).
(14)	Filed as an exhibit to Post Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed February 24, 2017).
(15)	Filed as an exhibit to Post Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 28, 2017).
(16)	Filed as an exhibit to Post Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 30, 2018).

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(17)	Filed as an exhibit to Post Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed April 30, 2019).
(18)	Filed as an exhibit to Post Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A Registration Nos. 033-43089, 811-06431 (filed March 31, 2020).

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant’s Declaration of Trust (Exhibit (a)(1)) with respect to indemnification of the Trustees and officers of the Registrant against liabilities which may be incurred by them in such capacities.

Any present or former Trustee or Officer shall be indemnified by the Trust or one of its Series to the fullest extent permitted by law against all liabilities and expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she became involved as a party or otherwise by virtue of being or having been a Trustee or Officer and against amounts paid or incurred in the settlement thereof. No indemnification, however, shall be provided to a Trustee or Officer: (1) against any liability to the Trust, one of its Series or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office; (2) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his/her action was in the best interests of the Trust or one of its Series; and (3) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (2) above resulting in a payment by a Trustee of Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office: (a) by the court or other body approving the settlement or other disposition; (b) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by either (i) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or (c) a majority Shareholder vote (excluding shares owned of record or beneficially by such individual). For purposes of this paragraph, a Disinterested Trustee is one who is neither an “Interested Person”, nor involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each Disinterested Trustee has entered into an Indemnity Agreement with the adviser whereby the adviser indemnifies each Disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Funds. The Registrant will maintain a liability insurance policy or policies under which (i) the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, and/or (ii) the Registrant and its Trustees and officers will be named insureds.

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Reference is made to the Distribution Agreement with AMG Distributors, Inc., and any amendments thereto, attached as Exhibits (e)(1) and (e)(2), which is incorporated herein by reference, and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 31.	Business and Other Connections of Investment Adviser.

AMG Funds LLC, a registered investment adviser, serves as investment manager to the Trust. AMG Funds LLC is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. AMG Funds LLC serves as an investment manager to investment companies registered under the 1940 Act and to various separate accounts. AMG Funds LLC also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of AMG Funds LLC are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

AMG Funds LLC hires Subadvisor(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Subadvisor	File Number	Funds
GW&K Investment Management, LLC	801-61559	AMG GW&K Enhanced Core Bond ESG Fund; AMG GW&K Global Allocation Fund

Item 32.	Principal Underwriters.

(a)

AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds (formerly Managers AMG Funds), AMG Funds I (formerly Managers Trust I), AMG Funds III (formerly The Managers Funds), AMG Funds IV (formerly Aston Funds), AMG Pantheon Fund, LLC, Tweedy, Browne Fund Inc. and Tweedy, Browne Value Funds SICAV (an offshore fund series not offered to U.S. persons).

(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds
Dean A. Maines c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

David M. Billings c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

Keitha L. Kinne c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	President, Principal and Chief Operating Officer	President, Chief Executive Officer, Principal Executive Officer and Chief Operating Officer

Patrick Spellman c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Chief Compliance Officer	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer

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(c)	Not Applicable.

Item 33.	Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder and the Commodity Exchange Act and the rules thereunder are kept by the Registrant, each Subadvisor, and the listed entities at the following offices:

(1)

At the offices of the Registrant at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 and at the offices of the Custodian, The Bank of New York Mellon, 111 Sander Creek Parkway 2nd Floor, East Syracuse, New York 13057, and at the offices of the Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)	GW&K Investment Management, LLC, 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

(a)

The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)	The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, AMG Funds II has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Greenwich, and State of Connecticut, on the 17th day of April, 2020.

AMG FUNDS II

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer, Chief Financial Officer, and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Bruce B. Bingham* Bruce B. Bingham	Trustee	April 17, 2020

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	April 17, 2020

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	April 17, 2020

/s/ Kurt A. Keilhacker* Kurt A. Keilhacker	Trustee	April 17, 2020

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	April 17, 2020

/s/ Richard F. Powers III* Richard F. Powers III	Trustee	April 17, 2020

/s/ Eric Rakowski* Eric Rakowski	Trustee	April 17, 2020

/s/ Victoria L. Sassine* Victoria L. Sassine	Trustee	April 17, 2020

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	April 17, 2020

/s/ Keitha L. Kinne Keitha L. Kinne	President and Principal Executive Officer (Principal Executive Officer)	April 17, 2020

/s/ Thomas Disbrow Thomas Disbrow	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	April 17, 2020

*By:	/s/ Thomas Disbrow
Thomas Disbrow

Pursuant to Powers of Attorney incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-43089 and 811-06431 (filed April 30, 2018)

Date: April 17, 2020

AMG Funds II

Exhibit Index

Exhibit No.	Description

(b)	By-Laws of the Trust.

(d)(6)	Form of Interim Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Global Allocation Fund.

(h)(4)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Global Allocation Fund.